SECOND AMENDMENT TO OPTION AND ASSET SALE AGREEMENT

This Second Amendment to Option and Asset Sale Agreement is made this ____ day of February, 2014 between Pilot Metals, Inc., a Nevada corporation, and Pacific Gold Corp., a Nevada corporation.

RECITALS

A. The parties hereto on February 8, 2011 entered into a certain Option and Asset Sale Agreement.

B. The parties hereto wish to amend the above-referred-to Agreement, and to amend the Amendments to Option and Asset Sale Agreement dated July 2, 2013.

NOW, THEREFORE, in consideration of the mutual undertaking of the parties and other consideration, the receipt of which is acknowledged, the parties do agree as follows:

1. The Option and Asset Sale Agreement of February 8, 2011, and the Amendments to Option and Asset Sale Agreement of July 2, 2013 are hereby amended as follows:

2. All alterations and modifications hereto relate to paragraph 2, subsections (a)-(d) of the Option and Asset Sale Agreement, and specifically paragraph 1(a)-(c) of the Amendment to Option and Asset Sale Agreement of July 2, 2013 as follows:

(a) *Pilot Metals, Inc. agrees to pay to Pacific Gold Corp., a Nevada corporation, the sum of $200,000 U.S. on or before February 15, 2014.*

4835-6867-8424.2

MALINDA HOU-JU KUO
Notary
Public
SOUTH AUSTRALIA

(b) *Pilot Metals, Inc. agrees to pay to Pacific Gold Corp., a Nevada corporation, the sum of $400,000 U.S. on or before March 31, 2014.*

(c) *Upon the payments being made in 2(b) and 2(c), the Warranty Deed shall be destroyed and Pilot Mountain Resources shall become owner of the unpatented mining claims, subject to the Amended Deed of Trust dated February ____, 2014.*

(d) *Upon production, Pilot Metals shall pay to Pacific Gold Corp., the sum of $1,500,000.00. Alternatively, Pilot Metals Inc. may pay the sum of $250,000 to Pacific Gold Corp. within six (6) months from March 31st, 2014, and the sum owed upon production shall be reduced to $1,000,000.00.*

(e) *Upon full payment by Pilot Metals under these terms, Pacific Gold Corp. shall reconvey the Amended Deed of Trust dated February ____, 2014.*

It is expressly understood by the parties hereto that the Option and Asset Sale Agreement of February 8, 2011, the Amendment to Option and Asset Sale Agreement of July 2, 2013, and this Second Amendment to Option and Asset Sale Agreement shall be binding upon the lawful heirs, successors, and assigns of the parties hereto.

Pilot Metals, Inc. agrees to execute, and allow a Deed of Trust to be lodged with the Mineral County, Nevada Recorder. It is expressly understood that such Deed of Trust shall encumber the mining claims, attached to the Deed of Trust as Exhibit A in the amount of $1,500,000.00 to be paid within thirty (30) days after commercial production commences on the unpatented mining claims.

MALINDA HOU-JU KUO
Notary Public
SOUTH AUSTRALIA

Other than the above alterations, the Option and Asset Sale Agreement of February 8, 2011, as modified by the Amendments to Option and Asset Sale Agreement dated July 2, 2013, are hereby ratified and affirmed.

PILOT METALS, INC.

a Nevada corporation

By: MICHAEL ROBERT BILLING,

Its: PRESIDENT.

STATE OF SOUTH AUSTRALIA)
) SS.
~~COUNTY OF~~ AUSTRALIA)

On February 12, 2014, personally appeared before me, a Notary Public, MICHAEL ROBERT BILLING, who acknowledged that he executed the foregoing instrument for and on behalf of PILOT METALS, INC., a Nevada corporation.

Notary Public

Malinda Hou-Ju Kuo
Notary Public, Adelaide, South Australia, Australia
My appointment is not limited by time

[Signature and Notary Pages Follow]

4835-6867-8424.2

[Signature and Notary Page to Second Amendment to Option and Asset Sale Agreement]

PACIFIC GOLD CORPORATION

a Nevada corporation

By: ______________________________

Its: ______________________________

STATE OF _______________)
) SS.
COUNTY OF _______________)

On February __, 2014, personally appeared before me, a Notary Public, _________________________, who acknowledged that he executed the foregoing instrument for and on behalf of PILOT METALS, INC., a Nevada corporation.

____
Notary Public

PILOT MOUNTAIN RESOURCES, INC.

a Nevada corporation

By: ______________________________

Its: ______________________________

STATE OF _______________)
) SS.
COUNTY OF _______________)

On February __, 2014, personally appeared before me, a Notary Public, _________________________, who acknowledged that he executed the foregoing instrument for and on behalf of PILOT METALS, INC., a Nevada corporation.

____
Notary Public